FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS	FINANCIAL INSTRUMENTS AND FAIR VALUE MEASUREMENTS
The carrying value of our financial instruments approximates fair value, except for notes and debentures. At December 31, 2025 (Successor) and December 31, 2024 (Predecessor), the carrying value of our outstanding notes and debentures was $13.65 billion and $14.50 billion, respectively, and the fair value, which is determined based on quoted prices in active markets (Level 1 in the fair value hierarchy), was $13.2 billion and $13.3 billion, respectively.
Investments
Included in “Other assets” on the Consolidated Balance Sheets are equity-method investments of $92 million and $99 million at December 31, 2025 (Successor) and December 31, 2024 (Predecessor), respectively, and equity investments without a readily determinable fair value for which we have no significant influence of $58 million and $86 million at December 31, 2025 (Successor) and December 31, 2024 (Predecessor), respectively.

At December 31, 2025 (Successor), our equity-method investments principally included a 50% interest in SkyShowtime—a subscription streaming service in certain European territories—and interests in a production studio and other media joint ventures. “Equity in loss of investee companies, net of tax” on the Consolidated Statement of Operations for the year ended December 31, 2023 (Predecessor), included impairment charges for equity method investments of $16 million.

During the Successor period from August 7 - December 31, 2025 (Successor), we recorded $40 million to write off investments due to recent indications that these investments are no longer recoverable.

In November 2024, we completed the sale of the remaining 13% interest in Viacom18 to its majority interest holder, for an aggregate purchase price of $508 million, which resulted in a loss of $13 million. In 2023, our ownership of Viacom18 was diluted from 49% to 13% following investment by other parties. The difference between the carrying value of our 49% interest and the fair value of our 13% interest, as indicated by the additional investments, resulted in a noncash gain of $168 million in 2023. The losses and gain described above were recorded in “Gain (loss) from investments” on the Consolidated Statements of Operations.

Foreign Exchange Contracts
We use derivative financial instruments primarily to manage our exposure to movements in foreign currency exchange rates when translating from the foreign local currency to the U.S. dollar. We do not use derivative instruments unless there is an underlying exposure and, therefore, we do not hold or enter into derivative financial instruments for speculative trading purposes.

Foreign currency forward contracts have principally been used to manage our exposure for currencies such as the British pound, the euro, the Canadian dollar and the Australian dollar, generally for periods up to 24 months. We designate forward contracts used to hedge committed and forecasted foreign currency transactions, including future production costs and programming obligations, as cash flow hedges. We also enter into non-designated forward contracts to hedge non-U.S. dollar denominated assets, liabilities, and cash flows.

In 2024, we entered into a foreign currency option contract to mitigate the exchange rate risk of the Indian rupee-denominated sale of our interest in Viacom18 discussed above, and recognized a total loss of $5 million on this contract, which is included in the table below.

At December 31, 2025 (Successor) and December 31, 2024 (Predecessor), the notional amount of all foreign exchange contracts was $3.14 billion and $2.75 billion, respectively. For 2025 (Successor), $2.74 billion related to future production costs and $407 million related to our foreign currency assets and liabilities. For 2024 (Predecessor), $2.39 billion related to future production costs and $358 million related to our foreign currency assets and liabilities.
Gains (losses) recognized on derivative financial instruments were as follows:

	Successor	Predecessor
	Period From August 7 - December 31,	Period From January 1 - August 6,	Year Ended December 31,
	2025	2025	2024	2023	Financial Statement Account
Non-designated foreign exchange contracts	$(4)	$(24)	$13	$(10)	Other items, net
We continually monitor our positions with, and credit quality of, the financial institutions that are counterparties to our financial instruments. We are exposed to credit loss in the event of nonperformance by the counterparties to the agreements. However, we do not anticipate nonperformance by the counterparties.
Fair Value Measurements
The table below presents our assets and liabilities measured at fair value on a recurring basis at December 31, 2025 (Successor) and December 31, 2024 (Predecessor). These assets and liabilities have been categorized according to the three-level fair value hierarchy established by the FASB, which prioritizes the inputs used in measuring fair value. Level 1 is based on publicly quoted prices for the asset or liability in active markets. Level 2 is based on inputs that are observable other than quoted market prices in active markets, such as quoted prices for the asset or liability in inactive markets or quoted prices for similar assets or liabilities. Level 3 is based on unobservable inputs reflecting our own assumptions about the assumptions that market participants would use in pricing the asset or liability. All of our assets and liabilities that are measured at fair value on a recurring basis use Level 2 inputs. The fair value of foreign currency hedges is determined based on the present value of future cash flows using observable inputs including foreign currency exchange rates. The fair value of deferred compensation liabilities is determined based on the fair value of the investments elected by employees.

	Successor	Predecessor
	At	At
	December 31, 2025	December 31, 2024
Assets:
Foreign currency hedges	$38	$45
Total Assets	$38	$45
Liabilities:
Deferred compensation	$312	$385
Foreign currency hedges	28	48
Total Liabilities	$340	$433
Level 3 inputs were used in determining Paramount Global’s net assets at the Ultimate Parent’s basis (see Note 2) and the estimated fair values of assets that were impaired during the Predecessor periods presented (see Notes 4 and 5).